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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Advanced Switching Communications, Incorporated (the "Company") on Form S-8 No. 333-48558 of our report dated January 29, 2001, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP
McLean, Virginia



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